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    July 2001.
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           TERMINATION OF MANAGEMENT SERVICES AGREEMENT
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     Pursuant to that certain Management Services Agreement dated
1 December 1999 by and between William Iny and Encore Ventures,
Inc., the parties mutually agree to hereby terminate said agreement effective immediately.



/s/ William Iny
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By:	William Iny

This Termination is accepted and agreed to this     day of July 2001.
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Encore Ventures, Inc.


/s/ Stephen Bekropoulos
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By:
Its: